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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 1, 1998



                           HORIZON PHARMACIES, INC.
            (Exact name of registrant as specified in its charter)



               TEXAS                      0-22403             75-2441557
 (State or other jurisdiction of        (Commission        (I.R.S. Employer
  incorporation or organization)        File Number)       Identification No.)


        275 W. PRINCETON DRIVE
             PRINCETON, TEXAS                                    75407
(Address of Principal Executive Offices)                       (Zip Code)


                                (972) 736-2424
             (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On January 1, 1998, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Gerald Ray d/b/a Health Call Equipment Rental/Nurse Mates, a sole proprietorship ("Health Call"), comprising primarily durable medical equipment ("DME") inventory held for rent and/or retail sale, all business and other files, patient profiles and customer lists, all furniture, fixtures and equipment, and all supplies used in the operation of Health Call's business. The Registrant acquired the assets through arm's-length negotiations with Gerald Ray.

     Prior to this transaction, no material relationships existed between Mr. Ray or Health Call and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of (i) $117,419.86 cash; and (ii) a promissory note in the amount of $145,000 payable over 84 months in equal monthly installments bearing interest at 81/2% per annum. The cash portion of the purchase price was derived from proceeds of the Registrant's initial public offering which closed July 11, 1997.

     The Registrant intends to continue the operations of Health Call under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering Health Call's current retail location and has secured a valid Colorado license to operate a DME business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          See (a) above.

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

          Exhibit No.    Name of Exhibit
          -----------    ---------------

               2 Purchase Agreement dated January 1, 1998 by and between Gerald Ray d/b/a Health Call Equipment Rental/Nurse Mates, and HORIZON Pharmacies, Inc. Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.

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                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        REGISTRANT:

                                        HORIZON PHARMACIES, INC.


Date: January 6, 1998                   By: /s/Ricky D. McCord
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                                            Ricky D. McCord, President







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                              INDEX TO EXHIBITS


Exhibit
 Number   Description
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   2      Purchase Agreement dated January 1, 1998 by and between Gerald Ray
          d/b/a Health Call Equipment Rental/Nurse Mates and HORIZON Pharmacies, Inc.









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